UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024

CHARGE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41354	90-0471969
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212)921-2100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	CRGE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

8.01: Other Information

As previously disclosed, on January 19, 2024, Charge Enterprises, Inc. (sometimes referred to herein as “Company”, “we,” “us,” “our”, “Charge” or similar terms) received a foreclosure notice (the “Foreclosure Notice”) from an affiliate of Arena Investors, LP (the “Agent”). The Foreclosure Notice, which purported to be delivered pursuant to the New York Uniform Commercial Code, stated that, to satisfy the Company’s outstanding secured indebtedness under the Notes, the Agent intends to sell 100% of the Company’s equity interest in its subsidiaries Charge Investments, Inc., Charge Infrastructure Holdings, Inc., and Transworld Enterprises, Inc. and the assets (other than the equity interests) owned by Charge Communications, Inc., Go2Tel.com, Inc., and PTGi International Carrier Services, Inc. at an auction to begin on February 16, 2024, or such later date as the Agent may decide (the “Sale Date”) at a minimum sale price of $23,333,180.

On February 9, 2024, the Company received a notice from the Agent that the Sale Date has been changed to February 23, 2024.

The Company remains in discussions with the Agent before the auction is scheduled on February 23, 2024. The Company is also continuing to evaluate strategic alternatives, including reorganizing or restructuring, refinancing its debt, seeking additional debt or equity capital, reducing or delaying our business activities or other strategic transactions and/or other measures. However, there can be no assurance that the Company will be successful in any of the foregoing and, if not successful, the Company’s ability to continue as a going concern will likely be materially adversely affected.

Notice Regarding Forward-Looking Information

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or Charge's future performance. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", “potential”, "continues", "forecasts", "projects", "predicts", "intends", "anticipates", "targets" or "believes", or variations of, or the negatives of, such words and phrases or state that certain actions, events or results "may", "could", "would", "should", "might" or "will" be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement. Although Charge believes that the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include statements regarding possibility and timing of a foreclosure auction of Company assets, the Company’s ability to negotiate with its secured lenders or enter into agreements for strategic alternatives, the Company’s ability to continue as a going concern going forward and other risks discussed in Charge's filings with the U.S. Securities and Exchange Commission ("SEC"). Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this report speak only as of the date of this press release or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings with the SEC, including the factors described in the section captioned “Risk Factors” of Charge’s Annual Report on Form 10-K filed with the SEC on March 15, 2023, and subsequent reports we file from time to time with the SEC, including Charge’s Quarterly Report on Form 10-Q filed with the SEC on November 8, 2023, which are available on the SEC's website at www.sec.gov. Charge disclaims any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned duly authorized.

Dated: February 12, 2024

CHARGE ENTERPRISES, INC.

By:	/s/ Leah Schweller
Leah Schweller Chief Financial Officer

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